PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2020
PROPERTY, PLANT AND EQUIPMENT
Schedule of Property, Plant and Equipment

Property, plant and equipment consist of the following:

	December 31,
	2020	2019
Plant and equipment	$1,316,381	$1,194,892
Furniture and fixtures	247,785	200,008
Computer hardware and software	26,397	25,606
	1,590,563	1,420,506
Less: Accumulated depreciation	(908,238)	(677,488)
Property, plant and equipment, net	$682,325	$743,018